Exhibit H-1


                           FirstEnergy Generation Corp
                                EWG Organization



                       --------------------------------
                      |                                |
                      |        FirstEnergy Corp        |
                      |                                |
                       --------------------------------
                                       |
                                       |
                       100%            |
                       --------------------------------
                      |                                |
                      |   FirstEnergy Solutions Corp   |
                      |                                |
                       --------------------------------
                                       |
                                       |
                        100%           |
                       --------------------------------
                      |                                |
                      |  FirstEnergy Generation Corp   |
                      |              (EWG)             |
                      |                                |
                       --------------------------------

                                                                     Exhibit H-2


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |                                 |
                      |         GPU Power, Inc.         |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    EI Canada Holding Limited    |
                      |              (EWG)              |____________
                      |Inactive                         |            |
                       ---------------------------------             |
                                       |                       100%  |
                                       |                      -------|-------
                        100%           |                     |  EI Services  |
                       ----------------|----------------     |Canada Limited.|
                      |                                 |    |     (EWG)     |
                      |    EI Brooklyn Power Limited    |    |Inactive       |
                      |                                 |     ---------------
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                                       |
                                100%   |
                               --------|----------
                              |     EI Brooklyn   |
                              |Investments Limited|
                              |       (EWG)       |
                               -------------------

                                                                     Exhibit H-2


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |     Guaracachi America, Inc.    |
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        50%            |
                       ----------------|----------------
                      |                                 |
                      |     Empresa Guaracachi S.A.     |
                      |              (EWG)              |
                      |3 facilities                     |
                      |295 MW total                     |
                       ---------------------------------

                                                                     Exhibit H-2


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      EI Barranquilla, Inc.      |
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        28.67%         |
                       ----------------|----------------
                      |                                 |
                      |      Termobarranquilla S.A.     |
                      |              (EWG)              |
                      |2 facilities                     |
                      |890 MW total                     |
                       ---------------------------------

                                                                     Exhibit H-2


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Barranquilla Lease Holding, Inc.|
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Los Amigos Leasing Company, Ltd.|
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------

                                                                     Exhibit H-2


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |____
                      |                                 |    |
                      |                                 |    |
                       ---------------------------------     |
                                       |                     |
                                       |                     |
                        100%           |                     |
                       ----------------|----------------     |
                      |                                 |    |
                      |         EI International        |    |
                      |              (EWG)              |    |
                      |                                 |    |
                       ---------------------------------     |
                                       |                     |
                                       |                     |
                        52%            |                     |
                       ----------------|----------------     |
                      |                                 |    |
                      |      GPUI Colombia, Ltda.       |    |48%
                      |             (EWG)               |____|
                      |                                 |
                      |                                 |
                       ---------------------------------

                                                                     Exhibit H-2


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |             (EWG)               |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       International Power       |
                      |          Advisors, Inc.         |
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------

                                                                     Exhibit H-2



                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |   GPU Power Philippines, Inc.   |
                      |              (EWG)              |
                      |                                 |
                      | Inactive                        |
                       ---------------------------------
                                       |
                         40%           |
                         --------------|-----------
                        |                          |
                        |   Magellan Utilities     |
                        | Development Corporation  |
                        |                          |
                        | Inactive                 |
                         --------------------------

                                                                     Exhibit H-3


                                GPU Capital, Inc.
                            FUCO Organizational Chart

                       ---------------------------------
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                      100%             |
                       ----------------|----------------
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |                                 |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                      100%             |
                       ----------------|----------------
                      |                                 |
                      |          GPU Australia          |
                      |          Holdings, Inc.         |
                      |             (FUCO)              |
                      | Inactive                        |
                       ---------------------------------

                                                                     Exhibit H-3


                                GPU Capital, Inc.
                            FUCO Organizational Chart

                       ---------------------------------
                      |                                 |
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       GPU Electric, Inc.        |
                      |                                 |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |                                 |
                      |      EI UK Holdings, Inc.       |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
             50% Equity/20.1% Voting   |
                       ----------------|----------------
                      |                                 |
                      |         Aquila Sterling         |
                      |          Holding, Inc.          |
                      |                                 |
                       ---------------------------------

                                                                     Exhibit H-3


                                GPU Capital, Inc.
                              Organizational Chart



                      ---------------------------------
                     |                                 |
                     |         GPU Electric, Inc.      |
                     |                                 |
                     |                                 |
                      ---------------------------------
                                      |
                                      |
                         100%         |
                          ------------|--------------
                         |                           |
                         |        GPU Australia      |
                         |        Holdings, Inc.     |
                         |          (FUCO)           |
                         | Inactive                  |
                          ---------------------------
                                      |
                                      |
                         100%         |
                          ------------|--------------
                         |                           |
                         |   Austran Holdings, Inc   |
                         |          (FUCO)           |
                         | Inactive                  |
                          ---------------------------
                                      |
                                      |
                         100%         |
                          ------------|--------------
                         |                           |
                         |   Austran Investments     |
                         |         Pty Ltd.          |
                         |         (FUCO)            |
                         |                           |
                          ---------------------------

                                                                     Exhibit H-3



                                GPU Capital, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |                                 |
                      |                                 |
                       ---------------------------------
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |  GPU Argentina Services, S.R.L. |
                      |             (FUCO)              |
                      |                                 |
                       ---------------------------------